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                                  EXHIBIT 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports dated February 4, 1998, included in the Form 10-K for the year ended December 31, 1997, into the Company's previously filed Registration Statements File Nos. 333-14023-01, 333-42603, 333-42605.

                                          ARTHUR ANDERSEN LLP

Memphis, Tennessee
March 24, 1998

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